UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              TCSI Corporation
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, schedule or registration statement no.:

________________________________________________________________________________
          3)   Filing party:

________________________________________________________________________________
          4)   Date filed:

________________________________________________________________________________

                                TCSI Corporation
                           1080 Marina Village Parkway
                            Alameda, California 94501

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2000

TO OUR SHAREHOLDERS:

You are cordially invited to the Annual Meeting of Shareholders of TCSI Corporation (the "Company") which will be held at 3:00 p.m. (local time) on Thursday, May 11, 2000 at the Company's principal corporate offices at 1080 Marina Village Parkway, Alameda, California 94501, for the following purposes as described in the accompanying Proxy Statement:

1.       To elect four directors to the Board of Directors;

2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 2000; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 17, 2000 are entitled to notice of, and to vote at the meeting or any adjournments thereof.

Your vote is important to the Company. Please complete, sign, date, and return the enclosed proxy card in the enclosed, postage-paid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

                                   Sincerely,


                                   /s/ Norman E. Friedmann
                                   -----------------------
                                   Norman E. Friedmann
                                   Acting President and Chief Executive Officer


April 3, 2000

                                TCSI CORPORATION
                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the 2000 Annual Meeting of Shareholders ("Annual Meeting") to be held at 3:00 p.m. (local time) on Thursday, May 11, 2000, at 1080 Marina Village Parkway, Alameda, California 94501, the Company's principal corporate offices.

This Proxy Statement and form of proxy were first sent to Shareholders on or about April 3, 2000.

Each shareholder of record of Common Stock of the Company ("Common Stock") on March 17, 2000 ("Record Date") is entitled to vote at the Annual Meeting and will have one vote for each share of Common Stock held at the close of business on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On March 17, 2000, there were 23,053,707 shares of Common Stock outstanding.

Shareholders unable to attend the Annual Meeting may vote by proxy. The proxies will vote such shares according to your instructions. If a shareholder returns a properly signed and dated proxy card but does not mark a choice on one or more items, such shareholder's shares will be voted in accordance with the recommendations of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxies to vote shares at their discretion on any other matter presented at the Annual Meeting.

Shareholders may revoke proxies at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and voting in person at the meeting. Under applicable state law and the bylaws of the Company, a quorum is required for the matters to be acted upon at the Annual Meeting. A quorum is defined as a majority of the shares entitled to vote, represented in person or by proxy, at the meeting. To pass, each matter submitted to a vote, except the election of directors, must be approved by a majority of the shares represented and voting in person or by proxy at the meeting. Shares represented by proxies which are marked "abstain" or in a manner so as to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be counted as shares present and entitled to vote, which will have the same effect as a vote against any matter other than election of directors. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at this meeting as to any matter for which non-vote is indicated on the broker's proxy. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld will not affect the outcome of the election.

The Company will bear the cost of preparing, handling, printing, and mailing this Proxy Statement, the accompanying proxy card, and any additional material which may be furnished to shareholders, and the actual expense incurred by brokerage houses, fiduciaries, and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors, or employees of the Company who will receive no additional compensation therefor.

                        PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, four directors of the Company are to be elected to serve until the next annual meeting or until their respective successors are elected or appointed. The authorized number of directors of the Company has been fixed at four by the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the four nominees of the Board of Directors named below. In the event that any nominee of the Company is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them FOR the remaining nominees and such proxies may be voted for the election of a substitute nominee recommended by the Board of Directors.


Name                           Age    Title                    Director Since
----                           ---    -----                    --------------
John C. Bolger                 53     Chairman of the Board         1992
Norman E. Friedmann, Ph.D.     71     Director                      1998
Donald Green                   68     Director                      1998
William A. Hasler              58     Director                      1993


Except as set forth below, each of the directors has been engaged in the principal occupation described below. There are no family relationships among any of our directors or executive officers.

John C. Bolger was appointed Chairman of the Board in February 1998 and has been a member of the Board of Directors since July 1992. Mr. Bolger, now a private investor, served as Vice President, Finance and Administration, and Secretary of Cisco Systems, Inc. from 1989 until his retirement in 1992. Mr. Bolger is also a member of the Board of Directors for Sanmina Corporation, Integrated Systems, Inc., Mission West Properties, Inc., Integrated Device Technology, Inc., and JNI Corporation

Norman E. Friedmann, became a member of the Board of Directors in February 1998. In December 1999, he was appointed acting President and Chief Executive Officer of the Company. He served as a management consultant to the Company from 1996 to February 1998. Dr. Friedmann currently manages Friedmann Enterprises, which he founded in 1990. Prior to that, he served as Executive Vice President and Chief Operating Officer of Herbalife International, Inc. from 1992 until his retirement in 1995. He served as President, Chief Executive Officer, and member of the Board of Directors of Daisy Systems from 1987 to 1989. Prior to that, he founded and served as President, Chief Executive Officer and Chairman of the Board of Cordura Corporation from 1965 to 1987.

Donald Green became a member of the Board of Directors in August 1998. Mr. Green is the Chairman of the Board and Co-Founder of Advanced Fibre Communications ("AFC"). From May 1992 to June 1997, Mr. Green was the Chief Executive Officer of AFC. Mr. Green founded Optilink Corporation in 1987, where he was President and Chief Executive Officer until its acquisition by DSC Communications Corporation ("DSC") in 1990. Following the acquisition, Mr. Green became Vice President and General Manager of the Access Products division of DSC. Mr. Green is also a member of the Board of Directors for Cerent, Cosine, Larscom; and Turn Networks.

William A. Hasler became a member of the Board of Directors in May 1993. In 1998, Mr. Hasler was appointed Co-Chief Executive Officer of Aphton Corporation. Mr. Hasler was the Dean of the Walter Haas School of Business at the University of California at Berkeley from 1991 to 1998. Mr. Hasler joined the firm of KPMG Peat Marwick in 1972 and served in various executive positions and as a member of the Board of Directors. Mr. Hasler also serves on the Board of Governors of the Pacific Stock Exchange and the Board of Directors for Aphton Corporation, Asia Pacific Wire and Cable Corporation Limited, Quickturn Design Systems, Inc., Solectron Corporation, TENERA, Inc. and Walker Interactive Systems.

                    MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF
                            THE NOMINEES LISTED ABOVE


              BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

The Board of Directors (the "Board") held eight meetings during 1999. Each Board member attended all meetings of the Board of Directors and of the committees of the Board on which he served, with the exception of Messrs. Hasler and Wagner who were each absent from one meeting during 1999.

Among the standing committees of the Board of Directors of the Company are the Compensation Committee, the Audit Committee and the Administrative Committee of the Company's 1991 Stock Incentive Plan ("Administrative Committee"). The Board of Directors does not have a Nominating Committee. Selection of nominees for the Company's Board of Directors is made by the entire Board of Directors.

The Compensation Committee is currently comprised of two non-employee directors:
Norman E. Friedmann and William A. Hasler. The Compensation Committee is responsible for establishing and reviewing annually the compensation levels of executive officers of the Company and reviewing recommendations made by Company management concerning salaries and incentive compensation for employees of the Company. The Compensation Committee met twice in 1999.

The Audit Committee is comprised of two members, John C. Bolger and William A. Hasler. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants and recommends the appointment of independent accountants to the Board of Directors. See Proposal
2. The Audit Committee met once in 1999.

The Administrative Committee is comprised of two members, John C. Bolger and William A. Hasler. The Administrative Committee did not meet in 1999.

Directors who are not employees of the Company received a fee of $1,000 per meeting of the Board or committee of the Board attended in 1999, plus reimbursement of expenses incurred in attending such meetings. If the Board of Directors meeting and a committee meeting occur on the same day, directors who attend both meetings receive only one fee. During 1999, each non-employee director also received a quarterly retainer fee of $2,500.

Under the 1994 Outside Directors Stock Option Plan (as amended in May 1998), each eligible director is granted options to purchase 20,000 shares upon appointment or election to the Board of Directors. Each year, eligible directors are granted options to purchase an additional 5,000 shares. Prior to the May 1998 amendment, each eligible director was granted options to purchase 31,500 shares upon appointment or election to the Board of Directors; each year, each eligible director was granted options to purchase an additional 6,000 shares. Options vest monthly over a three-year period.

      SECURITY OWNERSHIP OF DIRECTORS, OFFICERS, AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 17, 2000 concerning ownership of Common Stock by each director, each nominee, and the Named Executive Officers (as defined below), all director nominees and Named Executive Officers as a group, and the only persons known by the Company to own 5% or more of the outstanding shares of its Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to the shares shown as beneficially owned, subject to community property laws if applicable. Unless otherwise noted, the address for each listed Shareholder is c/o TCSI Corporation, 1080 Marina Village Parkway, Alameda, CA 94501.


                                                                              Amount and Nature of Beneficial
                                                                                        Ownership(5)
                                                                           --------------------------------------
                       Name                                                     Number               Percent
------------------------------------------------------                     ----------------     -----------------
Beneficial Owners and Management
State of Wisconsin Investment Board (1)
     121 East Wilson Street
     Madison, WI  53702
                                                                               3,134,600               13.81
Dimensional Fund Advisors Inc. (2)
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401                                                   1,615,700                7.12

Directors and Executive Officers

Harvey E. Wagner (3) (6)                                                         628,374                2.77
David G. Messerschmitt, Ph.D. (3) (4) (6)                                        189,104                   *
William A. Hasler (3)                                                             37,000                   *
John C. Bolger (3)                                                                19,000                   *
Norman E. Friedmann, Ph.D. (3)                                                    33,681                   *
Donald Green (3)                                                                  11,506                   *
Arthur H. Wilder (3)                                                              75,450                   *
All directors and named executive officers as a group (seven persons) (5)        994,115                4.38

-----------------------------------------------
*    Less than 1%
(1) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2000 by the State of Wisconsin Investment Board ("Wisconsin"). Wisconsin has the sole power to vote and dispose of all 3,134,600 shares.
(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2000 by Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional has the sole power to vote and dispose of all 1,615,700 shares.
(3) Includes shares issuable upon exercise of options to purchase the Company's Common Stock under the Company's stock option plans that are exercisable within 60 days of January 17, 2000.
(4) Includes shares held in a family trust/family foundation in which the director controls or shares investment and voting power.

(5) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of January 17, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name. Percentage ownership is based on 22,690,142 shares of Common Stock outstanding on January 17, 2000.
(6) Mr. Wagner and Dr. Messerschmitt are not standing for reelection to the Board Of Directors at the Company's 2000 Annual Meeting.

                          COMPENSATION COMMITTEE REPORT

The report of the Compensation Committee (the "Committee") shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not be otherwise deemed filed under such Acts.

The Company's compensation program is reevaluated annually. The program, designed to encourage teamwork and cooperation and to motivate key personnel, establishes a base salary for each executive with annual cash incentives to be paid based on attainment of defined performance goals. The overall structure of the plan is the same for corporate staff, functional leaders, and other key personnel in that specific targets are set for each individual. The target bonus (up to 30% of salary) is paid to an individual achieving expected performance. Higher percentages may be paid for extraordinary performance.

The annual targets are set by the Committee based on recommendations from members of executive management at the end of the previous year and include between two and five specific performance measures focused in the individual's area of responsibility. The performance of executive officers is measured based on overall Company performance, including earnings per share. All compensation awarded is at the discretion of the Board of Directors.

The Committee recognizes that stock options are considered a standard component of competitive compensation packages throughout the industry. As part of the Company's longer term incentive compensation program, generally all key employees, including executive officers, are eligible for awards under the Company's 1991 Stock Incentive Plan, which permits the grant of stock options or restricted stock. As the options provide value to the owner only when the price of the Company's stock increases above the grant price of the options, senior management attains the perspective of a shareholder with regard to the Company's financial position. Stock option grants are based on a median competitive grant level dependent only on a threshold level of corporate performance. Stock options are generally granted at a price equal to the fair market value on the date of the grant. The Committee has the authority to grant additional options at year-end (within ranges established at the beginning of the year) for individuals believed to have exhibited extraordinary performance during the year.

Senior management also participates in Company-wide employee benefit plans, including the Company's Profit Sharing/401(k) Plan. Benefits under these plans are not dependent upon individual performance.

The Committee believes that executive compensation should not only be within competitive norms, but also be highly related to individual and corporate performance. The 2000 base salaries for the executive officers were established at a meeting of the Compensation Committee of the Board of Directors held on February 2, 2000 based upon the Company's 1999 performance.

Due to the vacancy that exists as a result of the resignation, on December 17, 1999, of the Company's former President and Chief Executive Officer, the Committee did not establish the compensation level for 2000 for that position.

Upon the retention of a permanent President and Chief Executive Officer, the Committee will establish specific performance goals as well as the compensation level for the incumbent.




                                               Compensation Committee
                                               Norman E. Friedmann
                                               William A. Hasler

February 2, 2000

                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to stock option grants during fiscal years ended December 31, 1999, 1998, and 1997 to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers (collectively, the "Named Executive Officers"), an individual who served as the Company's Chief Executive Officer during part of 1999 and an individual who was one of the Company's most highly compensated executive officers, but was not serving as an executive officer at the end of 1999 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                    Annual Compensation              Compensation Awards
                                         ------------------------------------------ -----------------------
                                                                                     Number of Securities
                                                                   Other Annual           Underlying              All Other
 Name and Principal Position     Year    Salary ($)     Bonus ($)   Compensation ($)   Options/SARs(#) ( 1)    Compensation ($) (2)
---------------------------------------------------- ----------- ------------------ ----------------------- ----------------------
Ram A. Banin, Ph.D.              1999       249,479       --         --                         --                   5,000
   President and Chief           1998       250,000       --         --                         --                   5,000
   Executive Officer (3)         1997       230,000       --         --                    625,000 (4)               4,750

Norman E. Friedmann (5)          1999         4,125       --         --                      5,000 (7)                  --
   Acting President and Chief    1998 (6)    69,024       --         --                     31,500 (7)                  --
   Executive Officer             1997 (6)   154,749       --         --                     10,000 (8)                  --


Arthur H. Wilder,                1999       171,875       --         --                        --                    5,000
   Chief Financial Officer,      1998       165,000       --         --                        --                    5,000
   Secretary, and Treasurer (9)  1997        17,558       --         --                    110,000 (10)                 --



            OPTION/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1999

               None.

-------------------------
(1)  Reflects options only. No SARs have been issued.
(2) These amounts represent the amounts accruedfor the Company's contributions to the Company's Profit Sharing/401(k) Plan for 1999, 1998, and 1997, respectively and allocated to the named executive officers, except with respect to Dr. Friedmann, who is not eligible to participate in such Plan.
(3) Dr. Banin was appointed as Chief Executive Officer and elected to serve on TCSI's Board of Directors effective July 1, 1997. Dr. Banin resigned as Director, President and Chief Executive Officer effective December 17, 1999.
(4) This amount includes a bonus of 500,000 options in accordance with Dr. Banin's amended employment agreement dated June 11, 1997.
(5) Dr. Friedmann was appointed Acting President and Chief Executive Officer effective December 20, 1999. The amount noted under the "Salary" heading for 1999 represents fees paid to Dr. Friedmann for his service in that capacity.

(6) Represents consulting fees paid to Dr. Friedmann for his services to the Company.
(7) Options granted pursuant to the Company's Outside Director's Stock Option Plan.
(8) Options granted in connection with consulting services performed for the Company, prior to his joining the Company's Board of Directors.
(9)  Mr. Wilder joined TCSI on November 21, 1997
(10) This amount includes 85,000 options granted as part of Mr. Wilder's employment agreement.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
                     DECEMBER 31, 1999 AND OPTION/SAR VALUES

                                                              Number of Securities
                                                             Underlying Unexercised            Value of Unexercised
                             Shares                              Options/SARs at           In-the-Money Options/SARs at
                           Acquired on        Value         December 31, 1999 (1) (#)        December 31, 1999 (1) ($)
            Name          Exercise (#)     Realized ($)     Exercisable/Unexercisable      Exercisable/Unexercisable (2)
----------------------------------------- ---------------------------------------------------------------------------------

Ram A. Banin, Ph.D.            --             --                 378,750/501,250                  0/$257,256

Norman E. Friedmann            --             --                  30,778/15,722                 $3,152/$7,162

Arthur H. Wilder               --             --                 48,750/101,250                   0/$85,752


(1)  No SARs have been issued

(2)  The market closing price at December 31, 1999 was $ 3.1875


                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                                     Length of
                                                                                                                  Original Option
                                                                   Market Price                                   Term Remaining
                                                  Number of        of Stock at        Exercise                      at Date of
                                              Options/SARs (1)       Time of       Price at Time    New            Repricing or
 Name and Principal Position                     Repriced or       Repricing or     of Repricing    Exercise     Amendment (yrs.)
                                    Date         Amended (#)        Amendment       or Amendment      Price
------------------------------   -----------  ------------------  ---------------  ---------------  -----------  ------------------
Ram A. Banin, Ph.D.,              1/28/97             75,000          $ 6.625        $ 11.1667        $ 6.625           4.9
   President and CEO (2)


(1)  No SARs have been issued.
(2) On January 13, 1997, the Board of Directors approved an exchange of outstanding stock options for new options with an exercise price equal to the fair market value of the Company's Common Stock on January 28, 1997.
     This exchange offer was open to all employees of the Company. The new options were issued January 28, 1997 with a six-year life. Executive options vest at 25 percent per year for four years; non-executive options vest 50 percent the first year, then 25 percent each year thereafter until fully vested.

                                       7

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG TCSI
       CORPORATION, NASDAQ MARKET INDEX AND THE NASDAQ TOTAL RETURN INDEX
                    FOR COMPUTER & DATA PROCESSING SERVICES

The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts. The following graph assumes $100 invested on December 31, 1994. The graph further assumes all dividends are reinvested. The comparison indices utilized are the Nasdaq CRSP Total Return Index for the Nasdaq Stock Market, U.S. companies (the "Nasdaq Market Index") and the Nasdaq CRSP Total Return Index for Computer & Data Processing Services, SIC 737 (the "Peer Group"). Historic stock price performance should not be considered indicative of future stock price performance.

        [GRAPHIC -STOCK PERFORMANCE GRAPH PLOTTED TO POINTS LISTED BELOW]

TCSI CORP
                                                      Cumulative Total Return
                                     --------------------------------------------------------
                                      12/94     12/95     12/96     12/97    12/98      12/99
TCSI CORPORATION                     100.00    180.49     91.46    117.07    30.64      46.65
NASDAQ STOCK MARKET (U.S.)           100.00    141.33    173.89    213.07   300.25     542.43
NASDAQ COMPUTER & DATA PROCESSING    100.00    152.28    187.95    230.90   412.23     871.27

Source: Research Data Group, Inc. In previous years, data was obtained from Media General Financial Services, Inc.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Dr. Friedmann and Mr. Hasler. Dr. Friedmann was appointed President and Chief Executive Officer of the Company on December 20, 1999 following the resignation of Dr. Banin. Except as previously disclosed in the Summary Compensation Table on page 6, Dr. Friedmann did not receive any additional compensation nor did he have any other transactions with the Company in 1999. Mr. Hasler is not an officer or employee of the Company. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2000. If the shareholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Ernst & Young LLP or its predecessor has audited the Company's financial statements since 1987. Representatives of Ernst & Young LLP are expected to be at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than December 4, 2000. These proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations requires the Company's directors, certain officers and greater than ten percent stockholders to file initial reports of ownership of Common Stock and equity securities of the Company on Form 3 and changes in ownership of Common Stock and equity securities of the Company on Forms 4 or 5 with the Securities and Exchange Commission. The Company undertakes to file such forms on behalf of the reporting person pursuant to a power of attorney given to certain attorneys-in-fact. Such reporting officers, directors and ten-percent stockholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of copies of such reports received or written representations that no other reports were required from such executive officers, directors and ten percent stockholders, the Company believes that all
Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent stockholders were complied with during fiscal year 1999.


ANNUAL REPORT TO SHAREHOLDERS

The Company's Annual Report on Form 10-K accompanies this Proxy Statement.


OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote the same in accordance with their best judgment.


                                              By Order of the Board of Directors


                                              /S/ Arthur H. Wilder
                                              -----------------------
                                              Arthur H. Wilder
                                              Chief Financial Officer,
                                              Treasurer, and Secretary

April 3, 2000

                                REVOCABLE PROXY
                                TCSI CORPORATION

     [ X ]  PLEASE MARK VOTES
            AS IN THIS EXAMPLE

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1 and 2.

The undersigned hereby appoints Arthur H. Wilder as proxy for the undersigned, with full power of substitution, to act and vote all the shares of Common Stock of TCSI Corporation held of record by the undersigned on March 17, 2000, at the annual meeting of shareholders to be held on Thursday, May 11, 2000, or any adjournment thereof.

  1. Election of Directors duly nominated: John C. Bolger, Norman E. Friedmann, Ph.D., Donald Green, William A. Hasler


                                    With-
                       For          hold

                       [  ]         [  ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------



  2. Proposal to ratify the Appointment of Ernst & Young LLP as independent Auditors.

                        For      Against         Abstain
                       [  ]        [  ]           [  ]

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     [  ]      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


                   Please be sure to sign and date this Proxy.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                                TCSI CORPORATION

NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY